Exhibit 21.1

List of Subsidiaries of Registrant

Name	Domestic Jurisdiction
150 South First Street, LLC	DE

200 Paul Holding Company, LLC	DE

200 Paul, LLC	DE

1100 Space Park Holding Company, LLC	DE

1100 Space Park, LLC	DE

1201 Comstock Partners, LLC	CA

1500 Space Park Holdings, LLC	DE

1500 Space Park Partners, LLC	DE

1525 Comstock Partners, LLC (fka Space Park Partners, LLC)	CA

2001 Sixth Holdings LLC	DE

2001 Sixth LLC	DE

2045-2055 LaFayette Street, LLC	DE

2334 Lundy Holding Company, LLC	DE

2334 Lundy, LLC	DE

4650 Old Ironsides, LLC	DE

34551 Ardenwood Holding Company, LLC	DE

34551 Ardenwood, LLC	DE

Digital 1 Savvis Parkway, LLC	DE

Digital 89th Place, LLC	DE

Digital 113 N. Myers, LLC	DE

Digital 125 N. Myers, LLC	DE

Digital 210 Tucker, LLC	DE

Digital 365 Randolphville, LLC	DE

Digital 650 Randolph, LLC	DE

Digital 717 GP, LLC	DE

Digital 717 Leonard, LP	TX

Digital 717 LP, LLC	DE

Digital 833 Chestnut, LLC	DE

Digital 900 Walnut, LLC	DE

Digital 1101 Space Park, LLC	DE

Digital 1201 Comstock, LLC	DE

Digital 1500 Space Park, LLC	DE

Digital 1550 Space Park, LLC (fka Digital 1500 Space Park, LLC)	DE

Digital 1500 Space Park Borrower, LLC	DE

Digital 1525 Comstock, LLC	DE

Digital 1725 Comstock, LLC	DE

Digital 3011 Lafayette, LLC	DE

Digital 21110 Ridgetop, LLC	DE

Digital 7505 Mason King Court, LLC	DE

Digital Above, LLC	DE

Digital Aquila, LLC	DE

Digital Arizona Research Park II, LLC	DE

Name	Domestic Jurisdiction
Digital Ashburn CS, LLC	DE

Digital – Bryan Street Partnership, L.P.	TX

Digital – Bryan Street, LLC	DE

Digital Business Trust	MD

Digital Centreport, L.P.	TX

Digital Chelsea, LLC	DE

Digital Collins General Partner, LLC	DE

Digtial Collins, LP	TX

Digital Concord Center, LLC	DE

Digital Connect, LLC (fka Digital Realty Ireland, LLC)	DE

Digital Greenspoint, LLC	DE

Digital Greenspoint, L.P.	TX

Digital Lakeside Holdings, LLC	DE

Digital Lakeside, LLC	DE

Digital Luxembourg Sarl	Luxembourg

Digital Luxembourg II Sarl	Luxembourg

Digital Luxembourg III Sarl	Luxembourg

Digital Midway, L.P.	TX

Digital Midway GP, LLC	DE

Digital Netherlands I B.V.	Netherlands

Digital Netherlands II B.V.	Netherlands

Digital Netherlands III (Dublin) B.V.	Netherlands

Digital Netherlands IV B.V.	Netherlands

Digital Netherlands V B.V.	Netherlands

Digital Netherlands VI (Blanchardstown) B.V.	Netherlands

Digital Netherlands VII B.V.	Netherlands

Digital Network Services, LLC (fka Sterling Network Services, LLC)	DE

Digital Netherlands VIII B.V.	Netherlands

Digital Phoenix Van Buren, LLC	DE

Digital Piscataway, LLC	Delaware

Digital Printers Square, LLC	Delaware

Digital Realty (Blanchardstown) Limited	Ireland

Digital Realty (Camperdown House) Limited	Jersey, United Kingdom

Digital Realty (Cressex) Sarl	Luxembourg

Digital Realty Limited	United Kingdom

Digital Realty (Management Company) Limited	Ireland

Digital Realty (Manchester) Sarl	Luxembourg

Digital Realty (Paris) Sarl	France

Digital Realty (Paris 2) SCI	France

Digital Realty (Paris 3) SCI	France

Digital Realty (Redhill) Sarl	Luxembourg

Digital Realty (St. Denis) Sarl	Luxembourg

Digital Realty Trust, Inc.	MD

Digital Realty Trust, L.P.	MD

Name	Domestic Jurisdiction
Digital Realty Trust Germany 1 GmbH	Germany

Digital Realty (UK) Limited	United Kingdom

Digital Realty (Welwyn) Sarl	Luxembourg

Digital Reston, LLC	DE

Digital Services, Inc.	MD

Digital Services Phoenix, LLC	DE

Digital Sixth & Virginia, LLC	DE

Digital Toronto Business Trust	MD

Digital Toronto Nominee, Inc.	BC, Canada

Digital Trade Street, LLC	DE

Digital Vienna, LLC	DE

Digital Waltham, LLC	DE

Digital Winter, LLC	DE

DLR, LLC	MD

Dreamframe Limited	United Kingdom

Dreamleaf Enterprises Limited	United Kingdom

DRT Centreport, LLC.	DE

DRT Greenspoint, LLC	DE

DRT-Bryan Street, LLC	DE

GIP 7th Street Holding Company, LLC	DE

GIP 7th Street, LLC	DE

GIP Alpha General Partner, LLC	DE

GIP Alpha Limited Partner, LLC	DE

GIP Alpha, L.P.	TX

GIP Fairmont Holding Company, LLC	DE

GIP Stoughton, LLC	DE

GIP Wakefield Holding Company, LLC	DE

GIP Wakefield, LLC	DE

Global ASML, LLC	CA

Global Brea Holding Company, LLC	DE

Global Brea, LLC	DE

Global Gold Camp Holding Company, LLC	DE

Global Gold Camp, LLC	DE

Global Innovation Sunshine Holdings, LLC	DE

Global Kato HG, LLC	CA

Global Lafayette Street Holding Company, LLC	DE

Global Lafayette Street, LLC	DE

Global Marsh General Partner, LLC	DE

Global Marsh Limited Partner, LLC	DE

Global Marsh Member, LLC	DE

Global Marsh Property Owner, L.P.	TX

Global Miami Acquisition Company, LLC	DE

Global Miami Holding Company, LLC	DE

Global Riverside, LLC	DE

Name	Domestic Jurisdiction
Global Stanford Place II, LLC	DE

Global Webb L.P.	TX

Global Webb, LLC	DE

Global Weehawken Acquisition Company, LLC	DE

Global Weehawken Holding Company, LLC	DE

LBC-Digital Realty Trust Germany 1 GmbH & Co. KG (limited partnership)	Germany

Mapp Holding Co., LLC	CA

Mapp Property, LLC	CA

Redhill Park Limited	UK

Sixth & Virginia Holdings, LLC	DE

Waspar Limited	Ireland